Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Mortgage-backed securities held to maturity, at fair value	$ 4,248	$ 5,810
Loans receivable, net of allowance for loan losses	$ 805	$ 871
STOCKHOLDERS' EQUITY
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized (in shares)	1,000,000	1,000,000
Preferred stock, shares issued (in shares)	0	0
Preferred stock, shares outstanding (in shares)	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	9,000,000	9,000,000
Common stock, shares issued (in shares)	1,388,625	1,388,625
Common stock, shares outstanding (in shares)	987,126	992,436
Treasury stock, at cost (in shares)	401,499	396,189